                                                                   EXHIBIT 10.1


                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of February 29, 2000 by and among Total Network Solutions, Inc., a New York corporation (the "COMPANY"), Morgan Stanley Venture Investors III, L.P., Morgan Stanley Venture Partners III, L.P., The Morgan Stanley Venture Partners Entrepreneur Fund, L.P. and Merritt Lutz (each, an "MSVP INVESTOR" and collectively with their successors and assigns, the "MSVP INVESTORS") Cisco Systems, Inc. (together with its successor and assigns ("CISCO") and KPMG LLP, KPMG Consulting, LLC and KPMG U.K. (each, a "KPMG INVESTOR", collectively with their succesors and assigns, the "KPMG INVESTORS", and together with the MSVP Investors and Cisco, the "INVESTORS").

         WHEREAS, the Company has issued (i) to the MSVP Investors, among other things, shares of its Common Stock, par value $0.001 per share (the "COMMON STOCK"), pursuant to the Series A Senior Redeemable Preferred Stock and Common Stock Purchase Agreement (the "SERIES A PURCHASE AGREEMENT") dated as of August 7, 1998 among the Company and the MSVP Investors and (ii) to the MSVP Investors other than Merritt Lutz shares of its Series C Convertible Preferred Stock (the "SERIES C PREFERRED STOCK") pursuant to the Series C Convertible Preferred Stock Purchase Agreements dated as of December 21, 1999 and February 3, 2000 among the Company and such MSVP Investors (the "SERIES C PURCHASE AGREEMENTS"; the latter such agreement being referred to herein as the "SECOND SERIES C PURCHASE AGREEMENT"); and

         WHEREAS, the Company has issued to Cisco (i) the Company's Common Stock Convertible Note in the original principal amount of $4,416,150 (the "COMMON STOCK NOTE") convertible into 4,500,000 shares of Common Stock, (ii) the Company's Series B Convertible Note in the original principal amount of $3,172,872.24 convertible into 1,077,026 shares of its Series B Convertible Preferred Stock and (iii) the Company's Series C Convertible Note (the "SERIES C NOTE") with the original principal amount $9,000,004.68 convertible into 745,034 shares of its Series C Preferred Stock, in each case pursuant to the Convertible Note Purchase Agreement dated as of December 21, 1999 between the Company and Cisco (the "NOTE PURCHASE AGREEMENT"); and

         WHEREAS, the Company is issuing to the KPMG Investors on the date hereof 851,064 shares of its Series D Convertible Preferred Stock (the "SERIES D PREFERRED STOCK") pursuant to the Series D Convertible Preferred Stock Purchase Agreement dated as of February 29, 2000 among the Company and the KPMG Investors (the "SERIES D PURCHASE AGREEMENT"); and

         WHEREAS, one of the conditions to the investment in the Company by the KPMG Investors pursuant to the Series D Purchase Agreement is the amendment and restatement, as set forth herein, of the Second Amended and Restated Registration Rights Agreement dated as of December 21, 1999 among the Company, the MSVP Investors and Cisco;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS. (a) The following terms, as used herein, have the following meanings:

         "AFFILIATE" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term "CONTROL" (including the correlative terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

         "COMMISSION" means the Securities and Exchange Commission or any successor commission or agency having similar powers.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "IPO" means the initial Public Offering.

         "PERSON" means an individual, partnership, corporation, limited liability company, trust, joint stock company, association, joint venture, or any other entity or organization.

         "PUBLIC OFFERING" means any underwritten public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.

         "REGISTRABLE COMMON SHARES" means all shares of Common Stock of the Company owned by the Investors or issuable upon conversion of securities owned by the Investors. Registrable Common Shares shall cease to be Registrable Common Shares when (i) a registration statement with respect to the sale of such shares of Common Stock shall have become effective under the Securities Act and such shares of Common Stock shall have been disposed of pursuant to such registration statement, or (ii) such shares of Common Stock shall have ceased to be outstanding.

         "REGISTRATION EXPENSES" means all (i) registration, qualification and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Common Shares), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company, (vi) customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of one separate firm of attorneys for the Investors (which counsel shall be selected
(A) in the case of a demand for registration initiated by one or more MSVP Investors, by MSVP Investors holding a majority of the Registrable Common Shares held by all MSVP Investors, (B) in the case of a demand for registration initiated by Cisco, by Cisco, (C) in the case of a demand for registration by one or more KPMG Investors, by KPMG Investors holding a majority of the Registrable Shares held by all KPMG Investors and (D) in the case of a registration in which one or more MSVP Investors, Cisco, and/or one or more KPMG Investors are exercising piggy-back registration rights, by Investors holding a majority of the Registrable Common Shares that are timely requested to be included in the related registration statement (without regard to the impact of underwriter cutbacks), (ix) fees and expenses of listing the Registrable Common Shares on a securities exchange, (x) out-of-pocket expenses of the Investors,
(xi) transfer taxes and (xii) fees and expenses of underwriter's counsel; but shall not include any underwriting fees or discounts or commissions attributable to the sale of Registrable Common Shares or any overhead or expenses of the Investors except as specified above.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (b) Each of the following terms is defined in the Section set forth opposite such term:


                   TERM                                       SECTION
                   ----                                       -------
                   Disadvantageous Condition                    2.1
                   Cisco                                      Preamble
                   Company                                      2.6
                   Indemnified Party                            2.6
                   Indemnifying Party                           2.6
                   Inspectors                                   2.03
                   Investor                                   Preamble
                   Maximum Offering Size                        2.01
                   MSVP Investor                              Preamble
                   Priority Securities                          2.2
                   Records                                      2.3
                   Remaining Availability                       2.2
                   Rule 144                                     2.8



                                    ARTICLE 2

                               REGISTRATION RIGHTS

         SECTION 2.1. DEMAND REGISTRATION RIGHTS. (a) REGISTRATION ON REQUEST.
(i) Commencing on August 20, 2001, if the MSVP Investors desire to effect the registration under the Securities Act of outstanding Registrable Common Shares, the MSVP Investors may make a written request that the Company effect such registration; PROVIDED that such registration (A) covers at least 20% of the Registrable Common Shares beneficially owned by the MSVP Investors immediately following the closing under the Second Series C Purchase Agreement or (B) is expected to result in an aggregate price to the public of not less than 20% of the aggregate purchase price paid by the MSVP Investors to acquire shares of capital stock of the Company (including without limitation the shares of Common Stock) pursuant to the Series A Stock Purchase Agreement and the Series C Purchase Agreements. Each such request will specify the number of shares of Registrable Common Shares proposed to be sold and will also specify the intended method of disposition thereof. The Company will use its reasonable best efforts to effect, as promptly as practicable, the registration under the Securities Act of the Registrable Common Shares which the Company has been so requested to register by such MSVP Investors pursuant to this
Section 2.1(a)(i), to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Common Shares so to be registered.

         (ii) Commencing on August 20, 2001, if Cisco desires to effect the registration under the Securities Act of outstanding Registrable Common Shares, Cisco may make a written request that the Company effect such registration; PROVIDED that such registration (A) covers at least 20% of the Registrable Common Shares beneficially owned by Cisco immediately following the closing under the Note Purchase Agreement (determined on an as-converted basis) or (B) is expected to result in an aggregate price to the public of not less than 20% of the aggregate purchase price paid by Cisco to acquire shares of capital stock of the Company pursuant to the Series B Purchase Agreement and the Series C Note pursuant to the Note Purchase Agreement. Each such request will specify the number of Registrable Common Shares proposed to be sold and will also specify the intended method of disposition thereof. The Company will use its reasonable best efforts to effect, as promptly as practicable, the registration under the Securities Act of the Registrable Common Shares which the Company has been so requested to register by Cisco pursuant to this Section 2.1(a)(ii), to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Common Shares so to be registered.

          (iii) Commencing on August 20, 2001, if the KPMG Investors desire to effect the registration under the Securities Act of outstanding Registrable Common Shares, the KPMG Investors may make a written request that the Company effect such registration; PROVIDED that such registration (A) covers at least 20% of the Registrable Common Shares beneficially owned by the KPMG Investors immediately following the closing under the Series D Purchase Agreement or (B) is expected to result in an aggregate price to the public of not less than 20% of the aggregate purchase price paid by the KPMG Investors to acquire shares of Series D Preferred Stock of the Company pursuant to the Series D Purchase Agreement. Such request will specify the number of shares of Registrable Common Shares proposed to be sold and will also specify the intended method of disposition thereof. The Company will use its reasonable best efforts to effect, as promptly as practicable, the registration under the Securities Act of the Registrable Common Shares which the Company has been so requested to register by such KPMG Investors pursuant to this Section 2.1(a)(iii), to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Common Shares so to be registered.

         (iv)  Notwithstanding Sections 2.1(a)(i), (ii) and (iii),

                           (A) the Company shall not be obligated to file a
                  registration statement pursuant to this Section 2.1 until 180 days after the consummation of the Company's initial public offering of its equity securities, provided that such limitation shall not apply to any such demand made on or after June 30, 2005;

                           (B) the Company shall not be obligated to file a
                  registration statement relating to a registration request pursuant to this Section 2.1 at any time during the six-month period immediately following the effective date of another registration statement filed by the Company (other than a registration statement on Form S-4 or Form S-8 or any successor or similar form);

                           (C) the Company shall not be obligated to file
                  pursuant to this Section 2.1 more than (w) two registration statements on Form S-1 or S-2 initiated by the MSVP Investors,
                  (x) two registration statements on Form S-1 or S-2 initiated by Cisco, (y) one registration statement on form S-1 or S-2 initiated by the KPMG Investors and (z) during any consecutive twelve-month period, two registration statements on Form S-3 (or any successor form) initiated by the MSVP Investors, two registration statements on Form S-3 (or any successor form) initiated by Cisco and one registration statement on Form S-3 (or any successor form) initiated by the KPMG Investors, it being understood that the aggregate price to the public with respect to each such registration statement on Form S-3 must be expected to be not less than $1 million; and

                           (D) if the Board of Directors of the Company
                  determines in its good faith reasonable judgment that the Company should not file any registration statement otherwise required to be filed pursuant to Section 2.1(a) or should withdraw any such previously filed registration statement because the Company is engaged in or in good faith plans to engage in any financing, acquisition or other material transaction which would be adversely affected by the filing or maintenance of a registration statement otherwise required to be filed or maintained pursuant to this Section 2.1 or that the Company is in the possession of material nonpublic information required to be disclosed in such registration statement or an amendment or supplement thereto, the disclosure of which in such registration statement would be materially disadvantageous to the Company (a "DISADVANTAGEOUS CONDITION"), the Company shall be entitled to postpone for the shortest reasonable period of time (but not exceeding 180 days from the date of the determination), the filing of such registration statement or, if such registration statement has already been filed, may withdraw such registration statement and shall promptly give the Investors written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing or effect the withdrawal of the registration statement, the Investors who made the request for registration shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement. The Company's right to delay a request for registration or to withdraw a registration statement pursuant to this Section 2.1 may not be exercised more than once in any one-year period.

         As promptly as practicable after the receipt of a registration request hereunder, the Company shall notify the Investors of any other Person requesting shares of Common Stock to be included therein and the number of shares of Common Stock requested to be included therein. The Investors that made the registration request may, at any time prior to the effective date of the registration statement relating to such registration, subject to Section 2.1(e), revoke such request, without liability to any other Person, by providing a written notice to the Company revoking such request. If the Company determines to take any action pursuant to clause (D) above, the Company shall deliver a notice to the Investors to such effect. Upon the receipt of any such notice, such Investors shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, shall deliver to the Company all copies of the prospectus then covering such Registrable Common Shares current at the time of receipt of such notice (or, if no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Common Shares). If any Disadvantageous Condition shall cease to exist, the Company shall promptly notify the Investors to such effect. If any registration statement shall have been withdrawn, the Company shall, if requested by the Investors who made the request for registration, at such time as it is possible or, if earlier, at the end of the 180-day period following such withdrawal, file a new registration statement covering the Registrable Common Shares that were covered by such withdrawn registration statement, and the effectiveness of such registration statement shall be maintained for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such withdrawn registration statement was effective, if any, shall be such time as may be otherwise required by this Agreement.

          (b) PRIORITY PARTICIPATION IN REQUESTED REGISTRATIONS. If a registration pursuant to this Section 2.1 involves a Public Offering and the managing underwriter shall advise the Company that, in its view, the number or proposed mix of securities requested to be included in such registration (including securities which the Company requests to be included which are not Registrable Common Shares) exceeds the largest number of securities which can be sold without having a material adverse effect on such offering (the "MAXIMUM OFFERING SIZE"), including the price at which such securities can be sold, the Company will include in such registration:

                  (i) FIRST, the Registrable Common Shares requested to be included in such registration pursuant to Section 2.1(a) by the MSVP Investors (in the case of a registration initiated by one or more MSVP Investors), with such priorities among them as shall be determined by MSVP Investors holding a majority of the Registrable Common Shares requested to be included in such registration by all of the MSVP Investors, Cisco (in the case of a registration initiated by Cisco) or the KPMG Investors (in the case of a registration initiated by one or more KPMG Investors), with such priorities among them as shall by determined by KPMG Investors holding a majority of the Registrable Common Shares requested to be included in such registration by all KPMG Investors;

                  (ii) SECOND, the Registrable Common Shares requested to be include in such registration by persons entitled to participate therein pursuant to Section 2.2(a), with such priorities among them as are provided for in Section 2.2(b); and

                (iii) THIRD, shares of Common Stock to be sold for the account of other Persons (including the Company), with such priorities among them as the Company shall determine.

          (c) REGISTRATION STATEMENT FORM. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company, subject to Section 2.1(a), and as shall be reasonably acceptable to the Investors initiating the registration. Notwithstanding anything herein to the contrary, if, pursuant to a registration request under this Section 2.1, the Company proposes to effect registration by filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) and any managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (d) EXPENSES. The Company will pay promptly all Registration Expenses in connection with the registration requests made pursuant to this Section 2.1; PROVIDED that the Company shall not be liable for fees and expenses of counsel for all Investors in excess of $25,000 with respect to any single registration requested hereunder. Each Investor shall pay all underwriting discounts and commissions, if any, relating to the sale or disposition of such Investor's Registrable Common Shares pursuant to a registration statement requested pursuant to this Section 2.1.

          (e) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected unless either (i) the registration statement has been effective (and not subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason) for a period of 90 days following the date on which such registration statement was declared effective or such shorter period which will terminate when all Registrable Common Shares covered by such registration statement have been sold or (ii) the registration statement is withdrawn after filing at the request of the Investors initiating such registration or (iii) the registration statement is withdrawn prior to filing by such Investors and such Investors fail to reimburse the Company for the Registration Expenses (other than internal expenses of the Company) incurred by the Company in connection therewith within 30 days of receipt of a reasonably detailed invoice therefore.

          (f) UNDERWRITERS. The managing underwriter or underwriters of any Public Offering effected pursuant to this Section 2.1 shall be selected, subject to the Company's reasonable consent, by (i) MSVP Investors holding a majority of the Registrable Common Shares requested to be registered by the MSVP Investors in such registration, in the case of a registration initiated by one or more MSVP Investors, (ii) Cisco, in the case of a registration initiated by Cisco, or
(iii) KPMG Investors holding a majority of the Registrable Common Shares requested to be registered by the KPMG Investors in such registration, in the case of a registration initiated by one or more KPMG Investors, and the price, terms and provisions of the offering shall be subject to the approval of such Investor(s). Any Affiliate of the MSVP Investors may be selected to serve, subject to compliance with NASD Conduct Rule 2720, on an arms-length basis, as underwriter for an underwritten offering effected pursuant to this Section 2.1. The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Common Shares.

         SECTION 2.2. PIGGY-BACK REGISTRATION RIGHTS. (a) RIGHT TO INCLUDE REGISTRABLE COMMON SHARES. If the Company at any time proposes to register any of its equity securities ("PRIORITY SECURITIES") under the Securities Act (other than (i) by a registration on Form S-4, Form S-8 or any successor or similar form or, (ii) in connection with a direct acquisition by the Company of another Person), in each case whether or not for sale for its own account or as a result of a demand from a securityholder, it will at each such time give prompt written notice at least 30 days prior to the anticipated filing date of the registration statement relating to such registration to the Investors of its intention to do so and of the rights of the Investors under this Section 2.2. Any such notice shall offer to each such Investor the opportunity to include in such registration such number of Registrable Common Shares as such Investor may request. Upon the written request of any Investor made within 20 days after the receipt of any such notice (which request shall specify the number of Registrable Common Shares intended to be disposed of by such Investor), the Company will use its reasonable best efforts to effect the registration with the Commission under the Securities Act and any related qualification or other compliance of all Registrable Common Shares which the Company has been so requested to register, to the extent required to permit the disposition of the Registrable Common Shares to be so registered; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give written notice of such determination to each Investor and, thereupon, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Common Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Investor entitled to do so, to request that such registration be effected as a registration under
Section 2.1, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Common Shares, for the same period as the delay in registering such other securities. If a registration pursuant to this Section 2.2 involves a Public Offering, each Investor holding Registrable Common Shares requesting to be included in such registration may elect, in writing not less than five Business Days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under

Section 2.1 except as provided therein. The Company will pay promptly all Registration Expenses in connection with each registration of Registrable Common Shares requested pursuant to this Section 2.2; PROVIDED that the Company shall not be liable for fees and expenses of counsel for all Investors in excess of $25,000 with respect to any single such registration. Each such Investor shall pay all underwriting discounts and commissions, if any, relating to the sale or disposition of such Investor's Registrable Common Shares pursuant to a registration statement effected pursuant to this Section 2.2.

          (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 2.2 involves a Public Offering and the managing underwriter shall advise the Company that, in its view, the number or mix of securities (including all Registrable Common Shares) which the Company, the Investors and any other Persons intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the priority listed below, securities up to the Maximum Offering Size:

                  (i) FIRST, Priority Securities to be sold for the Company's own account or as a result of a demand by a securityholder (pursuant to Section 2.1 or otherwise); and

                 (ii) SECOND, Registrable Common Shares and shares of Common Stock requested to be included in such registration pursuant to Section
         2.2 by the Investors. The number of Registrable Common Shares which can be sold pursuant to this paragraph (ii) (the "REMAINING AVAILABILITY") shall be allocated among the Investors as follows: The lesser of (A) 30% of the sum of (1) number of Registrable Common Shares requested to be included by Cisco and (2) the number of Registrable Common Shares underlying shares of Series C Preferred Stock requested to be included by the MSVP Investors and (B) the Remaining Availability shall be allocated to Cisco and the MSVP Investors in the ratio 8.3:1. Any unused portion of the Remaining Availability after application of the preceding sentence up to the lesser of (x) 30% of the number of Registrable Common Shares (other than Registrable Common Shares underlying shares of Series C Preferred Stock) requested to be included by the MSVP Investors and (y) such unused portion of the Remaining Availability shall then be allocated pro rata among the MSVP Investors on the basis of the number of shares each MSVP Investor has requested to be included in such registration. Any unused portion of the Remaining Availability after application of the preceding sentence up to the lesser of (x) the number of Registrable Common Shares requested to be included by Cisco (but not in excess of (1) 30% of the number of Registrable Common Shares requested to be included by Cisco less (2) the number of Registrable Common Shares allocated to Cisco pursuant to the second preceding sentence) and (y) such unused portion of the Remaining Availability shall then be allocated to Cisco. Any unused portion of the Remaining Availability after application of the preceding sentence up to the lesser of (x) the number of Registrable Common Shares requested to be included by the MSVP Investors (but not in excess of (1) 30% of the number of Registrable Common Shares underlying shares of Series C Preferred Stock requested to be included by the MSVP Investors less (2) the number of Registrable Common Shares allocated to the MSVP Investors pursuant to the third preceding sentence) and (y) such unused portion of the Remaining Availability shall then be allocated to the MSVSP Investors. Any unused portion of the Remaining Availability after application of the preceding four sentences shall be allocated pro rata among the Investors whose requests for inclusion in such registration have not theretofore been satisfied in full on the basis of the number of shares requested to be included in such registration that have not theretofore been included.

         SECTION 2.3. REGISTRATION PROCEDURES. If the Company is required to use its reasonable best efforts to effect the registration of any Registrable Common Shares under the Securities Act as provided in Section 2.1 or 2.2, the Company will, as promptly as possible:

          (a) prepare and file with the Commission a registration statement on an appropriate form (in accordance with Section 2.1(c)), and thereafter use its reasonable best efforts to cause such registration statement to become effective and to remain effective for the period specified in Section 2.1(e) and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 2.1(e) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Investors thereof set forth in such registration statement; PROVIDED that the Company will, at least 3 Business Days prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Investor copies of such registration statement or prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of such Investor, documents to be incorporated by reference therein) which documents will be subject to the reasonable review and comments of such Investor (and its attorneys) during such 3-Business-Day period and the Company will not file any registration statement, any prospectus or any amendment or supplement thereto (or any such documents incorporated by reference) containing any statements with respect to such Investor to which such Investor shall reasonably object in writing during such period;

          (b) furnish to each Investor and to any underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, in conformity with the requirements of the Securities Act, documents incorporated by reference in such registration statement, amendment, supplement or prospectus and such other documents (in each case including all exhibits), as a Investor or underwriter may reasonably request;

          (c) after the filing of the registration statement, promptly notify each Investor of the effectiveness thereof and of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered and promptly notify such Investor of such lifting or withdrawal of such order;

          (d) use its reasonable best efforts to register or qualify all Registrable Common Shares and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Investors or the underwriter shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Investors to consummate the disposition in such jurisdictions of the securities owned by such Investors, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 2.3(d) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (e) use its reasonable best efforts to cause all Registrable Common Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Investors to consummate the disposition of such Registrable Common Shares;

          (f) furnish to each Investor and to each underwriter, if any, a signed counterpart of: (i) an opinion of counsel for the Company addressed to such Investor and underwriter on which opinion both such Investor and such underwriter are entitled to rely and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Investors or the managing underwriter therefor reasonably request. The Company will use its reasonable best efforts to have such comfort letters addressed to each Investor;

          (g) immediately notify each Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and promptly prepare and furnish to such Investor a reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading in the light of the circumstances under which they were made;

          (h) make available for inspection by any Investor, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Investor or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and shall use its reasonable best efforts to cause (i) the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors and (ii) the senior management of the Company and its subsidiaries to participate in any "road show" presentations to investors, in each case in connection with such registration statement. Each such Investor agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public. Each such Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; PROVIDED that the Company's obligation to make the Records available to any underwriter shall be conditioned on comparable confidentiality undertakings by such underwriter;

          (i) obtain a CUSIP number for the Common Stock (to the extent that a CUSIP number has not previously been obtained);

          (j) use its reasonable best efforts to list all Registrable Common Shares covered by such registration statement on any securities exchange or quotation system on which any of the Company's securities are then listed or traded, or to effect the listing of all such Registrable Common Shares on a securities exchange or quotation system if Company's securities have not previously been listed; and

          (k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         The Company may require each Investor to promptly furnish to the Company, as a condition precedent to including such Investor's Registrable Common Shares in any registration, such information regarding such Investor and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each Investor agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(g), such Investor will forthwith discontinue such Investor's disposition of Registrable Common Shares pursuant to the registration statement relating to such Registrable Common Shares until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Investor's possession, of the prospectus and any amendments or supplements thereto relating to such Registrable Common Shares current at the time of receipt of such notice. In the event the Company shall give such notice, the period referred to in
Section 2.1(e) hereof shall be extended by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.3(g) to the date when the Company shall make available to the Investors a prospectus supplemented or amended to conform with the requirements of Section 2.3(g).

         SECTION 2.4. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any Public Offering pursuant to Section 2.1 or 2.2 unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         SECTION 2.5. HOLDBACK AGREEMENTS. (a) If any registration or offering of Common Stock shall be in connection with a Public Offering, each Investor holding Registrable Common Shares agrees not to effect any public sale or distribution of any Registrable Common Shares or any securities convertible into or exchangeable or exercisable for Registrable Common Shares (in each case other than as part of such Public Offering, to the extent provided for herein), if and to the extent requested by the managing underwriter, for a period beginning on the effective date of such registration statement (or such earlier date as may be required by applicable law) and ending on the day requested by such managing underwriter without the written consent of such managing underwriter; PROVIDED that such period shall not extend beyond the 180th day after such effective date and PROVIDED FURTHER that each such Investor has received written notice of such registration at least five Business Days prior to the anticipated beginning of the period referred to above.

          (b) If any registration or offering of Registrable Common Shares shall be in connection with a Public Offering, the Company agrees (i) that, if and to the extent requested by the managing underwriter, neither it nor any of its Affiliates will effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (except as part of such Public Offering) for a period beginning on the effective date of such registration statement (or such earlier date as may be required by applicable law) and ending on the day requested by such managing underwriter without the written consent of such managing underwriter; PROVIDED that such period shall not extend beyond the 180th day after such effective date, and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above (except as part of any such registration, if permitted).

         SECTION 2.6. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Investor, its officers, directors and agents and each Person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange

Act from and against any and all losses, claims, damages, liabilities or expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Common Shares (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Investor for any legal or any other expenses reasonably incurred by it in connection with investigating or defending such loss, claim, damage, liability or expense, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Investor or on such Investor's behalf expressly for use therein; PROVIDED that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or the amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Common Shares concerned to such Person if it is determined that the Company has provided such prospectus (or amended or supplemented prospectus) and it was the responsibility of such Investor to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Common Shares, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Investors provided in this Section 2.6(a).

          (b) INDEMNIFICATION BY THE INVESTORS. Each Investor agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Investor, but only (i) with respect to information furnished in writing by such Investor or on such Investor's behalf expressly for use in any registration statement or prospectus relating to the Registrable Common Shares, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section

2.6(a) results from the fact that a current copy of the prospectus (or the amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Common Shares concerned to such Person if it is determined that it was the responsibility of such Investor to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Investor also agrees to indemnify and hold harmless the underwriters of the Registrable Common Shares, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this
Section 2.6(b). Each Investor's obligation to indemnify pursuant to this Section is several in the proportion that the proceeds of the offering received by such Investor bears to the total proceeds of the offering received by all the Investors and not joint.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section 2.6, such Person (an "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; PROVIDED that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Party that had the largest number of Registrable Common Shares included in such registration. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

          (d) CONTRIBUTION. If the indemnification provided for in this Section
2.6 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Investors on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Investors on the one hand and the underwriters on the other, from the offering of the Registrable Common Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Investors on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Investor in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Investors on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Investors bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Investors on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Investors or by such underwriters. The relative fault of the Company on the one hand and of each such Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 2.6 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.6, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Common Shares underwritten by it and distributed to the public were offered to the public exceeds the aggregate amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Investor shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Common Shares of such Investor were offered to the public exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each such Investor's obligation to contribute pursuant to this Section 2.6 is several in the proportion that the proceeds of the offering received by such Investor bears to the total proceeds of the offering received by all such Investors and not joint.

         SECTION 2.7. TRANSFERABILITY OF RIGHTS; PARTICIPATION OF CERTAIN FUTURE STOCKHOLDERS. Notwithstanding anything herein to the contrary, each of the Investors shall have the right to transfer and assign, to any Person, any of its rights under this Agreement in respect of any Registrable Common Shares held by it; PROVIDED that (i) in the case of an MSVP Investor or a KPMG Investor, such Person shall have acquired (or will acquire in connection with such transfer) at least 80% of the Registrable Common Shares then held by all of the MSVP Investors or KPMG Investors, as applicable, and (ii) in the case of Cisco, such Person shall have acquired (or will acquire in connection with such transfer) at least 500,000 of the Registrable Common Shares then held by Cisco.

Following any such transfer, such transferee shall possess the same rights under this Agreement in respect of the Registrable Common Shares then owned by it as the transferring Investor had possessed in respect of such securities prior to the transfer.

         SECTION 2.8. RULE 144 REPORTING. With a view to making available to the Investors, the benefits of certain rules and regulations of the Commission which permit the sale of Common Stock to the public without registration, the Company agrees to:

          (a) make and keep public information available as those terms are understood and defined in Rule 144 promulgated under the Securities Act ("RULE 144") (including paragraph (c) (2) of such Rule);

          (b) file with the Commission in a timely manner reports and other documents, if any, required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to the Investors forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (if applicable), a copy of the most recent annual or quarterly report of the Company filed with the Commission, if any, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Investors may reasonably request in availing themselves of any rule or regulation of the Commission allowing the Investors to sell securities without registration.

                                    ARTICLE 3

                                  MISCELLANEOUS

         SECTION 3.1. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

         SECTION 3.2. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier) and shall be deemed to have been duly given or made if sent by telecopy, delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to such party at its address or telecopier number set forth on the signature pages hereof, or such other address or telecopier number as such party may hereinafter specify for the purpose to the party giving such notice. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

         SECTION 3.3. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law principles thereof.

         SECTION 3.4. SUCCESSORS, ASSIGNS, TRANSFEREES. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; PROVIDED that the Company may not transfer or assign any of its rights or obligations under this Agreement except in connection with a transaction of the type referred to in Section 3.5. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         SECTION 3.5. RECAPITALIZATION, ETC. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any shares of Common Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Common Shares or any other change in capital structure of the Company, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

         SECTION 3.6. REMEDIES. The parties hereto acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. Each party hereto accordingly agrees (i) not to assert by way of defense or otherwise that a remedy at law would be adequate, and (ii) that the parties agree, in addition to any other remedy to which they may be entitled, that the remedy of specific performance of this Agreement is appropriate in any action in court.

         SECTION 3.7. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 3.8. WAIVERS; AMENDMENTS. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party or parties against whom the waiver is to be effective.

         SECTION 3.9. SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

         SECTION 3.10. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                            TOTAL NETWORK SOLUTIONS, INC.

                            By:_______________________________________

                               Name:      Rami Musallam
                               Title:     President
                               Address:   545 Fifth Avenue
                                          14th Floor
                                          New York, NY 10017
                               Fax:       1-917-542-5525

                               MORGAN STANLEY VENTURE PARTNERS
                               III, L.P.

                               By: Morgan Stanley Venture Partners III, L.L.C. its General Partner
                               By: Morgan Stanley Venture Capital III, Inc., its Institutional Managing Member

                               By:_______________________________________

                               Name:       Noah Walley
                               Title:      Vice President
                               Address:   1221 Avenue of the Americas
                                          New York, New York 10020
                                          Fax:   (212) 762-8424

                                MORGAN STANLEY VENTURE INVESTORS
                                III, L.P.

                                By: Morgan Stanley Venture Partners III, L.L.C. its General Partner
                                By: Morgan Stanley Venture Capital III, Inc., its Institutional Managing Member

                                By:________________________________________

                                   Name:       Noah Walley
                                   Title:      Vice President
                                   Address:    1221 Avenue of the Americas
                                               New York, New York 10020
                                               Fax:   (212) 762-8424

                                THE MORGAN STANLEY VENTURE
                                PARTNERS ENTREPRENEUR FUND, L.P.

                                By: Morgan Stanley Venture Partners III, L.L.C. its General Partner
                                By: Morgan Stanley Venture Capital III, Inc., its Institutional Managing Member

                                By:_________________________________________

                                   Name:       Noah Walley
                                   Title:      Vice President
                                   Address:    1221 Avenue of the Americas
                                               New York, New York 10020
                                               Fax:   (212) 762-8424

                                    MERRITT LUTZ

                                    _______________________________________
                                    Name:      Merritt Lutz
                                    Address:   750 Seventh Avenue
                                               16th Floor
                                               New York, New York 10019
                                    Fax:       (212) 762-0516

                                    CISCO SYSTEMS, INC.

                                    By:___________________________________
                                       Name: _____________________________
                                       Title:_____________________________
                                       Address:    170 West Tasman Drive
                                                   San Jose, California  95134
                                       Fax:        408-527-9215

                                    KPMG LLP

                                    By:___________________________________
                                       Name: _____________________________
                                       Title:_____________________________
                                       Address:
                                       Fax:

                                    KPMG CONSULTING, LLC

                                    By:___________________________________
                                       Name: _____________________________
                                       Title:_____________________________
                                       Address:
                                       Fax:

                                    KPMG U.K.

                                    By:___________________________________
                                       Name: _____________________________
                                       Title:_____________________________
                                       Address:
                                       Fax: